                          SECURITY AGREEMENT
                                 AND
                     ASSIGNMENT OF HEDGING ACCOUNT

The undersigned, COLEMAN NATURAL MEATS. INC., (the "Debtor" whether one or more) carried one or more accounts numbered _____________ (the "Account") with the firm of ______________________, as brokers (the "Broker") for trading in commodity futures contracts; and

The Debtor is now or may hereafter become indebted to Norwest Bank Colorado, National Association (the "Secured Party") and wishes to provide Secured Party with a security interest in the Account.

It is hereby agreed among the Debtor, the Broker and the Secured Party that as long as any indebtedness under any note remains outstanding then:

1. As additional security for any and all indebtedness of the Debtor owed to the Secured Party (the "Obligations") and for the payment of all money which the Secured Party may hereafter loan or advance to the Debtor, the Debtor hereby grants a security interest in and assigns and transfers to the Secured Party all proceeds of the Account of the Debtor with the Broker, including any balance which may remain to the credit of said Account upon the closing thereof; subject, however, to the prior payment of all indebtedness of the Debtor to the Broker, as such may exist from time to time, including fees and commissions, which may have been incurred in connection with the Debtor's transactions with the Broker, and to the Broker's lien and the right of foreclosure thereof in connection with any indebtedness of the Debtor to the Broker (including any right of the Broker to close out open positions without prior demand for additional margin and without prior notice).

2. The Broker is hereby authorized and directed to pay to the Secured Party upon its demand all funds that may hereafter be withdrawn or payable out of said Account and the Debtor agrees that the Debtor will not withdraw or attempt to withdraw any funds or other property from said Account except as permitted by this Agreement. The Secured Party is hereby authorized and fully empowered, without further authority from the Debtor, to request the Broker to remit to the Secured Party any funds that may be due to the Debtor, and the Broker is hereby authorized and directed to pay to the Secured Party such sums as it shall request.

3. The Debtor hereby constitutes and appoints the Secured Party its true, lawful and irrevocable attorney to demand, receive and enforce payments, and to give receipts, releases, satisfactions for, and to sue for all monies payable to the Debtor, and this may be performed in the name of the Secured Party with the same force and effect as the Debtor could do had this Agreement not been made. Any and all proceeds which may be received by the Debtor, to which the Secured Party is entitled under and by reason of this Agreement will be received by the Debtor as trustee for the Secured Party and will be immediately delivered in kind to the Secured Party without commingling.


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4.   Nothing herein contained shall be construed as preventing the Debtor from remaining the owner, subject to the interest of the Secured Party, of the Account. Unless and until the Secured Party elects to the contrary and delivers notice of such election in writing to the Broker, the Debtor may make such additional transactions in the Account as the Broker shall be willing to accept for execution. In the event the Secured Party does make such election and does deliver such notice to the Broker, the Debtor shall not thereafter execute any transactions in the account and the Broker shall not accept for execution any such transactions without the concurrence of the Secured Party, except transactions in liquidation of any then outstanding commodity or commodity futures position.

5. In the event of default under the Loan Agreements, the Secured Party may direct the Broker to liquidate any and all then outstanding open positions in the Debtor's Account and to direct the Broker to pay to the Secured Party the credit balance as shall exist in the Account after such liquidation and after the payment to the Broker of all the indebtedness of the Debtor to the Broker in connection with transactions in the Account.

6. Any sums paid by the Broker from the Account of the Debtor to the Secured Party under this Agreement shall be applied by the Secured Party to the payment of any indebtedness, expenses, costs and reasonable attorneys' fees owed by the Debtor to the Secured Party. Any remaining balance shall thereafter be paid to the Debtor. The receipt of the Secured
     Party for such funds so paid to it by the Broker shall, as to the Broker, operate as the receipt of the Debtor as fully as if funds had been paid to the Debtor and receipted for by the Debtor.

7. If at any time during the continuance of any commodity futures contracts, the Broker may require additional margin in order to protect such contract or contracts, the Secured Party may advance to the Broker on behalf of the Debtor such amounts as may be required to protect such contracts, provided, however, that the Debtor shall in all respects remain liable to the Secured Party for any amounts so advanced pursuant to the terms of any agreement entered into between the Secured Party and the Debtor in connection with the transactions contemplated by this Agreement and further provided that the Secured Party shall not be obligated to advance funds to the Broker if the Secured Party elects not to do so, unless at the time of such an advance, Borrower is not in default of any of the loan documents, is in compliance, after the advance, with any Borrowing Base contained in the loan agreement and the funds, after advancement, do not exceed the face amount of the applicable promissory note.

8. The Secured Party is hereby authorized and empowered to receive from the Broker, and the Broker is authorized and directed to deliver to the Secured Party, copies of confirmations of all contracts executed for the Account of the Debtor, copies of the monthly position and ledger account of the Debtor, and copies of any and all matters pertaining to the account of the Debtor with the Broker.


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     As between the Debtor and the Secured Party, this instrument shall remain in full force and effect until cancelled in writing by the Secured Party. The Secured Party shall not cancel this agreement unless there is an event of default as defined in the Loan Agreements. Moreover, this Agreement shall terminate and be of no further force or effect when all indebtedness owed the Secured Party by the Debtor has been paid in full. With respect to the Broker, this Agreement shall remain in effect for a period of six months from the date hereof unless terminated by the Secured Party. After six months have elapsed, the Broker shall make inquiry to the Secured Party to ascertain the continued effectiveness of this Agreement.

10. The Debtor hereby represents and warrants to the Secured Party that the Account has not been previously alienated or assigned.

11. The Broker hereby represents and warrants to the Secured Party that no previous assignment or claims against the Account have been received by the Broker.

12. This Agreement shall be binding upon and shall inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

13.  OBLIGATIONS:

     A. All indebtedness evidenced and created by the following described promissory note (the "Note") payable to the order of Bank, and all renewals, extensions and amendments thereof:

               Note #1                       Note #2
               -------                       -------
DATE:          June 7, 1996                  June 7, 1996

AMOUNT:        $2,300,000.00 plus interest   $2,000,000.00 plus
               (substituted for note dated   interest
               10-27-95)

MATURITY DATE: November 1, 1996              November 1, 1996

MAKER (if other than debtor):

B.   Future advances made by Bank to Debtor, plus interest thereon;

C. All expenditures made or incurred by Bank pursuant to the provisions of the Note and this agreement; and

D. All other obligations of Debtor to Bank, direct or indirect, absolute or contingent, now existing or hereafter arising.


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     WITNESS WHEREOF, the parties have hereunto subscribed their signatures effective this 7th day of June, 1996.

DEBTOR: Coleman Natural Meats, Inc.

By:       /s/  LEE N. ARST
   --------------------------------
             Lee N. Arst
Title:     President/CEO
      -----------------------------

By:    /s/  RICHARD DUTKIEWICZ
   --------------------------------
          Richard Dutkiewicz
Title:    Vice President/CFO
      -----------------------------

NORWEST BANK COLORADO, NATIONAL ASSOCIATION


By:      /s/  DARYL MOELLENBERG
    -------------------------------
            Daryl Moellenberg
    Authorized Agent

    Address:

    1740 Broadway
    Denver, CO 80274-8678
    Attn: Financial Institutions/Agribusiness


BROKER:
       ----------------------------
By:
   --------------------------------
   Title

   Address:

   --------------------------------

   --------------------------------


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